Exhibit 32

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
This certification is not to be deemed filed pursuant to the Securities Exchange Act of 1934, as amended, and does not constitute a part of the Annual Report of Levi Strauss & Co., a Delaware corporation (the "Company"), on Form 10-K for the period ended November 26, 2017, as filed with the Securities and Exchange Commission on the date hereof (the "Report").
In connection with the Report, each of the undersigned officers of the Company does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

/s/ CHARLES V. BERGH
Charles V. Bergh
President and Chief Executive Officer
February 7, 2018

/s/ HARMIT SINGH
Harmit Singh
Executive Vice President and Chief Financial Officer
February 7, 2018